SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(D) of the
                        Securities Exchange Act or 1934

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       Date of Report (Date of earliest event reported) November 19, 1996

                              VITECH AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         FLORIDA                     0-21369                65 041 9086
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(State or other jurisdiction     (Commission File          (IRS Employer
 or incorporation                    Number)             Identification No.)



                8807 NORTHWEST 23RD STREET, MIAMI, FLORIDA 33172
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code   (305) 477-1161


                                      N/A
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         (Former name or former address, if changed since last report)

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ITEM 2.  OTHER EVENTS

         On November 19, 1996, Vitech America, Inc. reported its sales and earnings for the third quarter and nine months ended September 30, 1996. The sales and earnings are set forth in a press release, a copy of which is attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         EXHIBITS

         9.9 Press Release dated November 19, 1996 concerning the Company's sales and earnings for the three months and nine months ended September 30, 1996.

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

                                   SIGNATURES

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VITECH AMERICA, INC.


                                        By:  /s/ WILLIAM C. ST. LAURENT
                                             --------------------------
                                             William C. St. Laurent
                                             President

DATED:  November 19, 1996

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